UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 24, 2006

                                ----------------

                             Digital Recorders, Inc.
             (Exact Name of Registrant as Specified in Its Charter)



         North Carolina              1-13408               56-1362926
 (State or Other Jurisdiction of   (Commission           (IRS Employer
       of Incorporation)           File Number)        Identification No.)


                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code (214) 378-8992



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ITEM 7.01.   Regulation FD Disclosure

     On April 24, 2006, Digital Recorders, Inc. announced that its Annual Meeting of Shareholders will take place Wednesday, May 24, 2006, at the Hilton Raleigh-Durham Airport at Research Triangle Park, located at 4810 Old Page Road in Research Triangle Park, N.C.

     The Company also announced in the same press release that, as earlier indicated in the Company's Form 10-K filed Monday, April 17, 2006, the opinion of the Company's independent, registered public accounting firm included a going-concern qualification. The Form 10-K is available via the Company's Web site, www.digrec.com.

     A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.


ITEM 9.01.   Financial Statements and Exhibits

(a)    Exhibits.
       99.1    Press release dated April 24, 2006.



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Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             DIGITAL RECORDERS, INC.


Date: April 24, 2006                         By: /s/ DAVID N. PILOTTE
                                                 -------------------------------
                                                 David N. Pilotte
                                                 Chief Financial Officer



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INDEX TO EXHIBITS

EXHIBIT
NUMBER     DESCRIPTION
-------    -----------

   99.1    Press release dated April 24, 2006.